Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   5.93%
November, 2000   6.22%
October, 2000   6.05%
September, 2000   5.51%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 9.06%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$6,672,128,513.82